Exhibit 99.1
NEWS RELEASE

FOR IMMEDIATE RELEASE

Contact:	Paul V. Cusick, Jr.

Phone:	781-393-4601

Fax:	781-393-4071
CENTURY BANCORP, INC. REPORTS THIRD QUARTER RESULTS AND
DECLARES QUARTERLY DIVIDEND
Medford, MA, October 11, 2005—Century Bancorp Inc. (NASDAQ:CNBKA) (www.century-bank.com) (“the Company”) today announced net income of $1,532,000 or $0.28 per share diluted, for the third quarter ended September 30, 2005, compared to net income of $2,133,000, or $0.38 per share diluted, for the third quarter of 2004. For the first nine months of 2005, net income totaled $5,609,000, or $1.01 per share diluted, compared to net income of $6,854,000, or $1.23 per share diluted, for the same period a year ago.
Net interest income totaled $30.7 million for the nine months ended September 30, 2005, versus $31.1 million for the same period in 2004. The 1.3% decrease in net interest income for the period is mainly due to a decrease of 14 basis points in the net interest margin which was partially offset by a $60 million, or 4.0%, increase in average earnings assets.
Operating expenses totaled $30.2 million for the nine months ended September 30, 2005, versus $28.2 million for the same period in 2004. Most of the increase with was attributable to increases in salaries and employee benefits, other expenses, occupancy and equipment expenses.
At September 30, 2005, total equity was $104.6 million compared to $105.3 million at September 30, 2004. Century’s leverage ratio stood at 8.63% on September 30, 2005, compared to 8.31% for the same period a year ago. Book value as of September 30, 2005 was $18.90 per share compared to $19.06 for the same period last year.
Century’s allowance for loan losses was $9.5 million, or 1.44% of loans outstanding at the end of the third quarter, compared to $8.9 million, or 1.55% of loans outstanding at September 30, 2004. Non-performing assets totaled $1.3 million at September 30, 2005, compared to $1.1 million at the end of the previous quarter and $0.7 million at September 30, 2004.
Century’s Board of Directors voted a regular quarterly dividend of 12.00 cents ($0.12) per share on Century Class A common stock, and 6.00 cents ($0.06) per share on Century Class B common stock. The dividends were declared payable November 15, 2005 to stockholders of record on November 1, 2005.
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Century Bancorp, Inc., through its subsidiary bank, Century Bank and Trust Company, a state chartered full service commercial bank, operating twenty-three full-service branches in the Greater Boston area, offers a full range of Business, Personal and Institutional Services.
Century Bank and Trust Company is a member of the FDIC and is an Equal Housing Lender.
This press release contains certain “forward-looking statements” with respect to the financial condition, results of operations and business of the Company. Actual results may differ from those contemplated by these statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements. The Company disclaims any intent obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise.

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Condition
September 30, 2005 and 2004 (000’s)

	(unaudited)
	September 30,	September 30,
Assets	2005	2004
Cash and Due From Banks	$42,297	$39,341
Federal Funds Sold and Interest-bearing Deposits In Other Banks	3,032	69,057

Securities Available-For-Sale (AFS)	558,654	505,016

Securities Held-to-Maturity	294,354	364,457

Loans:
Commercial & Industrial	89,009	73,930
Construction & Land Development	56,255	32,933
Commercial Real Estate	287,375	272,408
Residential Real Estate	139,767	113,234
Consumer and Other	10,302	9,996
Home Equity	77,682	67,931

Total Loans	660,390	570,432
Less: Allowance for Loan Losses	9,492	8,863

Net Loans	650,898	561,569

Bank Premises and Equipment	25,934	25,119
Accrued Interest Receivable	7,116	7,607
Goodwill	2,714	2,714
Core Deposit Intangible	2,544	2,932
Other Assets	38,619	28,919

Total Assets	$1,626,162	$1,606,731

Liabilities
Demand Deposits	$269,260	$267,348

Interest Bearing Deposits:
Savings and NOW Deposits	246,125	290,638
Money Market Accounts	313,830	421,605
Time Deposits	242,301	224,717

Total Interest Bearing	802,256	936,960

Total Deposits	1,071,516	1,204,308

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	40,520	38,210
Federal Home Loan Bank Advances and Other Borrowed Funds	357,651	210,285

Total Borrowed Funds	398,171	248,495

Other Liabilities	15,778	13,897
Investments Purchased Payable	0	5,077
Subordinated Debentures	36,083	29,639

Total Liabilities	1,521,548	1,501,416

Stockholders’ Equity
Common Stock	5,967	5,958
Additional Paid-In-Capital	11,416	11,267
Retained Earnings	102,155	96,671
Treasury Stock	(5,982)	(5,982)
Accumulated Other Comprehensive (Loss) Income, Net of Taxes	(8,942)	(2,599)

Total Stockholders’ Equity	104,614	105,315

Total Liabilities & Stockholders’ Equity	$1,626,162	$1,606,731

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Income
For the Quarter and Year-to-date ending
September 30, 2005 and 2004 (000’s)

	(unaudited)
	Quarter		Year-to-date
	2005	2004	2005	2004

Interest Income:
Loans	$10,616	$8,315	$29,900	$24,519
Securities Held-to-Maturity	2,773	3,438	8,957	8,945
Securities Available-for-Sale	4,895	4,276	14,829	14,236
Federal Funds Sold and Interest-bearing Deposits In Other Banks	5	48	337	441

Total Interest Income	18,289	16,077	54,023	48,141

Interest Expense:
Savings and NOW Deposits	1,015	598	2,663	1,723
Money Market Accounts	1,886	1,127	5,366	3,551
Time Deposits	2,174	1,467	6,169	4,869
Securities Sold Under Agreements to Repurchase	225	79	455	230
FHLB Borrowings, Other Borrowed Funds and Long Term Debt	3,215	2,290	8,692	6,695

Total Interest Expense	8,515	5,561	23,345	17,068

Net Interest Income	9,774	10,516	30,678	31,073

Provision For Loan Losses	150	150	450	150

Net Interest Income After Provision for Loan Losses	9,624	10,366	30,228	30,923

Other Operating Income
Service Charges on Deposit Accounts	1,481	1,301	4,446	3,915
Lockbox Fees	644	695	2,139	2,277
Brokerage Commissions	106	120	398	472
Net (Losses) Gains on Sales of Securities	0	0	0	121
Other Income	471	385	1,303	1,214

Total Other Operating Income	2,702	2,501	8,286	7,999

Operating Expenses
Salaries	4,707	4,522	13,925	13,115
Employee Benefits	1,357	1,467	4,193	4,429
Occupancy	874	790	2,803	2,330
Equipment	733	629	2,229	1,782
Other	2,396	2,179	7,067	6,555

Total Operating Expenses	10,067	9,587	30,217	28,211

Income Before Income Taxes	2,259	3,280	8,297	10,711

Income Tax Expense
Provision for Income Taxes	727	1,147	2,688	3,857

Total Income Tax Expense	727	1,147	2,688	3,857

Net Income	$1,532	$2,133	$5,609	$6,854

Century Bancorp, Inc. and Subsidiaries
Consolidated Year-to-Date Average Comparative Statements of Condition
September 30, 2005 and 2004 (000’s)

	September 30,	September 30,
Assets	2005	2004
Cash and Due From Banks	$53,522	$58,932
Federal Funds Sold and Interest-Bearing Deposits in Other Banks	20,366	65,709

Securities Available-For-Sale (AFS)	588,077	584,459
Securities Held-to-Maturity	318,871	308,652

Total Loans	627,858	536,330
Less: Allowance for Loan Losses	9,289	8,769

Net Loans	618,569	527,561

Bank Premises and Equipment	26,414	23,252
Accrued Interest Receivable	7,539	7,899
Goodwill	2,714	2,714
Core Deposit Intangible	2,693	3,082
Other Assets	25,425	24,671

Total Assets	$1,664,190	$1,606,931

Liabilities
Demand Deposits	$282,653	$276,824

Interest Bearing Deposits:
Savings and NOW Deposits	326,621	338,066
Money Market Accounts	385,003	408,614
Time Deposits	261,852	232,283

Total Interest Bearing	973,476	978,963

Total Deposits	1,256,129	1,255,787

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	36,441	40,011
Federal Home Loan Bank Advances and Other Borrowed Funds	213,280	162,501

Total Borrowed Funds	249,721	202,512

Other Liabilities	16,408	15,416
Subordinated Debentures	37,060	29,639

Total Liabilities	1,559,318	1,503,354

Stockholders’ Equity
Common Stock	5,966	5,957
Additional Paid-In Capital	11,409	11,249
Retained Earnings	100,590	94,390
Treasury Stock	(5,982)	(5,982)
Accumulated Other Comprehensive (Loss) Income, Net of Taxes	(7,111)	(2,037)

Total Stockholders’ Equity	104,872	103,577

Total Liabilities & Stockholders’ Equity	$1,664,190	$1,606,931

Total Average Earning Assets — QTD	$1,532,128	$1,464,569

Total Average Earning Assets — YTD	$1,555,170	$1,495,150

Century Bancorp, Inc. and Subsidiaries
Consolidated Selected Key Financial Information
September 30, 2005 and 2004 (000’s)

	2005	2004
Performance Measures:

Earnings per average share, basic, quarter	$0.28	$0.39
Earnings per average share, diluted, quarter	$0.28	$0.38
Earnings per average share, basic, year-to-date	$1.01	$1.24
Earnings per average share, diluted, year-to-date	$1.01	$1.23
Return on average assets, year-to-date	0.45%	0.57%
Return on average stockholders’ equity, year-to-date	7.15%	8.84%
Net interest margin (taxable equivalent), quarter	2.55%	2.87%
Net interest margin (taxable equivalent), year-to-date	2.63%	2.77%
Efficiency ratio, year-to-date	77.6%	72.2%
Book value per share	$18.90	$19.06
Tangible book value per share	$17.95	$18.04
Tangible capital/tangible assets	6.13%	6.23%

Common Share Data:
Average shares outstanding, basic, quarter	5,535,388	5,526,438
Average shares outstanding, basic, year-to-date	5,535,121	5,525,594
Average shares outstanding, diluted, quarter	5,559,344	5,552,202
Average shares outstanding, diluted, year-to-date	5,548,438	5,553,997
Shares outstanding Class A	3,435,802	3,426,698
Shares outstanding Class B	2,099,640	2,099,740

Total shares outstanding	5,535,442	5,526,438

Assets Quality and Other Data:

Allowance for loan losses/loans	1.44%	1.55%
Nonaccrual loans	$1,264	$663
Nonperforming assets	$1,264	$663
Loans 90 days past due and still accruing	$5	$0
Net charge-offs (recoveries)	($41)	$56

Leverage ratio	8.63%	8.31%
Tier 1 risk weighted capital ratio	16.12%	16.86%
Total risk weighted capital ratio	17.20%	18.00%
Total risk weighted assets	$879,024	$773,084